Exhibit 99.1

Consent of Independent Registered Public Accounting Firm

The Board of Directors

ICT Group, Inc.:

We consent to the reference to our firm under the heading “Experts” in the prospectus supplement.

/s/ KPMG LLP

Philadelphia, Pennsylvania

March 22, 2006